Exhibit 10.10

AN AGREEMENT made on the 2nd February 2010.

BETWEEN

PLANT BIOFUELS CORPORATION SDN BHD (Company No: 625499-X) of 31C-3, Kelana Mall, Jalan SS6/12, 47301 Petaling Jaya, Selangor, Malaysia (hereinafter called “PBC”)  of the one part;

AND

The group of RENEWABLE FUEL CORP of 7251 West Lake Mead Blvd, Suite 300, Las Vegas, Nevada, 89128 (hereinafter  called  “the Lender”) of the other part.

WHEREAS:

1.
PBC had earlier requested the Lender to ADVANCE them a loan of RINGGIT MALAYSIA SIXTY MILLION (RM 60,000,000) ONLY (hereinafter referred to as “the said Loan”) for the purposes as set forth in Exhibit A herein.

2.	The Lender has already advanced or granted PBC the said Loan, on condition that PBC shall at all times repay the said Loan on the following terms and conditions.

NOW IT IS HEREBY AGREED as follows:-

1.
In consideration of the Loan of the sum of RINGGIT MALAYSIA SIXTY MILLION (RM 60,000,000) ONLY (hereinafter  referred to as “the said Loan”)  already  paid to PBC by the Lender  (the receipt of which PBC hereby acknowledges) PBC HEREBY AGREES COVENANTS AND UNDERTAKES to repay the Lender the sum of RINGGIT MALAYSIA SIXTY MILLION (RM 60,000,000) together with interest amounting to Ringgit Malaysia Sixteen Million and Five Hundred and Seventy Seven Thousand (RM16,577,000) (hereinafter referred to as “the Repayment Sum”) by way of forty eight (48) equal monthly installments (hereinafter referred to as “the Installments”), the first Installment of which shall commence on 1st January 2015, or on the first day of the subsequent month following the date of  full settlement of the bank facilities granted by Bank Pembangunan Malaysia (“BPM”) whichever is the later.

2.	In the event that PBC shall:-

(a)	default in payment of any of the Installments, the Repayment Sum or any part thereof.
(b)	fail to observe or perform any of the agreements covenants stipulation terms and conditions on the part of PBC herein contained.
(c)	a petition is presented or an order is made or an effective resolution is passed or a meeting is convened to consider the passing of a resolution for the winding up of PBC.
(d)	PBC allows any legal suit or any judgment against PBC to remain unsatisfied or outstanding for a period of more than seven (7) days;

then and in any of such cases the Repayment Sum for the time being owing shall immediately become payable by PBC to the Lender and the Lender shall forthwith become entitled to recover the same without previous notice to or concurrence on the part of  PBC.

3.
A fixed legal charge or debenture over PBC Assets in form and substance to be created by PBC in favor of the Lender to secure the payment of the loan. PBC shall obtain the prior written consent from BPM for the creation of the charge.

4.	The Lender may at any time and without in any way affecting the security created:

(a)	determine vary or increase the credit of other facility granted to PBC.
(b)	grant to PBC or to any other surety or guarantor any time or indulgence.

5.
PBC shall and hereby undertakes to pay bear all whatsoever costs charges registration and other fees stamp duty and other disbursements in any way connected with or arising out of this Agreement including all costs charges fees and other disbursements incurred by the Lender in enforcing its rights hereunder.

6.	This Agreement shall be binding upon the executors and assigns of PBC and the successors-title and assigns of the Lender.

7.	This agreement shall be governed by, and construed in accordance with the laws of Malaysia.

IN WITNESS WHEREOF   the parties hereto have hereunto set their hands the day and year first above written.

RENEWABLE FUEL CORP	)
was affixed hereto in accordance	)
with its Articles of Association	)
in the presence of:-)

"/s/ William Van Vliet"

………………………..	……………………………

PLANT BIOFUEL CORPORATION	)
SDN BHD	)
was affixed hereto in accordance	)
with its Articles of Association	)
in the presence of:-)

………………………..	……………………………

EXHIBIT  A

Breakdown of Loan total as at Sept 30, 2009:
	Particular	RM
1	Advances from: Bio-Aspect Sdn Bhd Exquisite Foresight Sdn Bhd	2,712,473.77 690,000.00
2	Oil-line debt conversion	50,456,976.60
3	Advances for plant’s operating expenses: YE 2008 YE 2009	1,178,668.57 1,573,188.69
4	Provision for plant future operating expenses	3,388,692.37

Total		60,000,000.00